Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

In connection with the Quarterly Report of Community First Financial Corporation (the “Company”) on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), we, F. F. Falls, President of the Company, and T. Clay Davis, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(a) the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2005	/s/ F. F. Falls
F. F. Falls
President

Date: November 11, 2005	/s/ T. Clay Davis
T. Clay Davis
Chief Financial Officer

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